     As filed with the Securities and Exchange Commission on April 1, 1996
                                            Registration No. 33-________________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            -----------------------

                              CISCO SYSTEMS, INC.
               (Exact name of issuer as specified in its charter)

        CALIFORNIA                                        77-0059951
(State or other jurisdiction                   (IRS Employer Identification No.)
of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
             (Address of principal executive offices)    (Zip Code)

                            ------------------------

                               TGV SOFTWARE, INC.
                             1995 STOCK OPTION PLAN
                                1990 STOCK PLAN
                           (Full title of the plans)

                            -----------------------

                                JOHN T. CHAMBERS
                PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                              CISCO SYSTEMS, INC.
             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                    (Name and address of agent for service)
                                 (408) 526-4000
         (Telephone number, including area code, of agent for service)

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               Proposed         Proposed
        Title of                                               Maximum          Maximum
       Securities              Amount         Offering        Aggregate        Amount of
          to be                 to be          Price           Offering       Registration
       Registered           Registered(1)   per Share(2)       Price(2)           Fee
- -------------------------   -------------   ------------   ----------------   ------------
1995 Stock Option Plan
- ----------------------

Options to Purchase            159,800         N/A              N/A               N/A
Common Stock

Common Stock                   159,800         $9.187      $1,468,082.60           $506.23

1990 Stock Plan
- ---------------

Options to Purchase            361,695         N/A              N/A               N/A
Common Stock

Common Stock                   361,695         $3.426      $1,239,167.07           $427.30

================================================================================
(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the TGV Software, Inc. 1995 Stock Option Plan and 1990 Stock Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference
         -----------------------------------------------

         Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 30, 1995 filed with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934 (the "1934 Act").

    (b) (1) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended October 29, 1995 and January 28, 1996.

         (2) The Registrant's report on Form 8-K filed with the Commission on December 6, 1995.

         (3) The Registrant's report on Form 10-C filed with the Commission on February 26, 1996.

    (c) The Registrant's Registration Statement No. 0-18225 on Form 8-A filed with the Commission on January 11, 1990, together with Amendment No. 1 on Form 8 filed with the Commission on February 15, 1990, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 4.  Description of Securities
         -------------------------

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Not Applicable.


Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits
         --------

  Exhibit
  Number    Exhibit
  -------   -------
   4.0      Reference is made to Registrant's Registration Statement No. 0-18225 on Form 8-A and Amendment No. 1 thereto, which are incorporated herein by reference pursuant to Item 3(c) of this Registration
            Statement.

   5.0      Opinion of Brobeck, Phleger & Harrison LLP.

  23.1      Consent of Independent Accountants - Coopers & Lybrand L.L.P.

  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.

  24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

  99.1      TGV Software, Inc. 1995 Stock Option Plan.

  99.2 Form of Non-Qualified Stock Option Agreement used in connection with the 1995 Stock Option Plan.

  99.3 Form of Directors' Non-Qualified Stock Option Agreement used in connection with the 1995 Stock Option Plan.

  99.4 Form of Stock Option Assumption Agreement used in connection with the 1995 Stock Option Plan.

  99.5      TGV, Inc. 1990 Stock Plan.

  99.6 Form of Non-Qualified Stock Option Agreement used in connection with the 1990 Stock Plan.

  99.7      Non-Qualified Stock Option Agreement under the 1990 Stock Plan -
            Craig A. Conway.

  99.8      Non-Qualified Stock Option Agreement under the 1990 Stock Plan -
            Gary Valenzuela.

  99.9 Form of Stock Option Assumption Agreement used in connection with the 1990 Stock Plan.

Item 9.  Undertakings
         ------------

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if
           --------
the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the TGV Software, Inc. 1995 Stock Option Plan and/or 1990 Stock Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 or otherwise, the Registrant has been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 29th day of March, 1996.

                                    CISCO SYSTEMS, INC.

                                    By /s/ John T. Chambers
                                       _____________________
                                     John T. Chambers
                                     President and Chief Executive Officer



KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter and each of them acting individually, as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution, for such person, in any and all capacitates, to sing any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may do or cause to be done by virtue thereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


Signatures              Title                                   Date
- ----------              -----                                   ----
/s/ John T. Chambers    President, Chief Executive           March 29, 1996
- ----------------------- Officer and Director (Principal
John T. Chambers        Executive Officer)



/s/ Larry R. Carter     Vice President, Finance and          March 29, 1996
- ----------------------- Administration, Chief Financial
Larry R. Carter         Officer and Secretary
                        (Principal Financial and
                        Accounting Officer)



/s/ John P. Morgridge   Chairman of the Board                March 29, 1996
- ----------------------  and Director
John P. Morgridge

Signatures              Title                                   Date
- ----------              -----                                   ----

/s/ Donald T. Valentine   Director                             March 29, 1996
- ------------------------
Donald T. Valentine


/s/ Michael S. Frankel    Director                             March 29, 1996
- ------------------------
Michael S. Frankel


/s/ James F. Gibbons      Director                             March 29, 1996
- ------------------------
James F. Gibbons


/s/ Robert L. Puette      Director                             March 29, 1996
- --------------------
Robert L. Puette


/s/ Masayoshi Son         Director                             March 29, 1996
- ----------------------
Masayoshi Son


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                     UNDER

                             SECURITIES ACT OF 1933


                              CISCO SYSTEMS, INC.

                                 EXHIBIT INDEX
                                 -------------


Exhibit
 Number     Exhibit
- -------     -------
4.0         Reference is made to Registrant's Registration Statement No. 0-18225 on Form 8-A and Amendment No. 1 thereto, which are incorporated herein by reference pursuant to Item 3(c) of this Registration
            Statement.

5.0         Opinion of Brobeck, Phleger & Harrison LLP.

23.1        Consent of Independent Accountants - Coopers & Lybrand L.L.P.

23.2        Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.

24.0 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

99.1        TGV Software, Inc. 1995 Stock Option Plan.

99.2 Form of Non-Qualified Stock Option Agreement used in connection with the 1995 Stock Option Plan.

99.3 Form of Directors' Non-Qualified Stock Option Agreement used in connection with the 1995 Stock Option Plan.

99.4 Form of Stock Option Assumption Agreement used in connection with the 1995 Stock Option Plan.

99.5        TGV, Inc. 1990 Stock Plan.

99.6 Form of Non-Qualified Stock Option Agreement used in connection with the 1990 Stock Plan.

99.7        Non-Qualified Stock Option Agreement under the 1990 Stock Plan -
            Craig A. Conway.

99.8        Non-Qualified Stock Option Agreement under the 1990 Stock Plan -
            Gary Valenzuela.

99.9 Form of Stock Option Assumption Agreement used in connection with the 1990 Stock Plan.